UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

Life360, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56424	26-0197666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 South Norfolk Street, Suite 310

San Mateo, CA 94403

(Address of principal executive offices, including zip code)

(415) 484-5244

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Life360, Inc. (the “Company”) is furnishing this Item 7.01 of this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a disclosure with the Australian Securities Exchange (“ASX”) and the textual information from an Appendix 3Y issued in connection with ASX regulations. Both the ASX Disclosure and Appendix 3Y were issued on December 4, 2023. A copy of the ASX Disclosure is furnished as Exhibit 99.1 and a copy of the Appendix 3Y is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

As previously disclosed, Christopher Hulls, the Chief Executive Officer and a Director of the Company repaid a personal loan facility with a third party lender. On December 4, 2023, Mr. Hulls announced his sale of 810,000 CDIs on the market, equivalent to approximately US$4 million, to cover personal tax obligations related to the settlement of this loan and this transaction.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely be Regulation FD.

The text included with this Item 7.01 of this Current Report on Form 8-K will be available on our website located at www.life360.com, although we reserve the right to discontinue that availability at any time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	ASX Disclosure of the Registrant, dated December 4, 2023

99.2	Appendix 3Y of the Registrant for Mr. Hulls, dated December 4, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE360, INC.

Dated: December 5, 2023	By:	/s/ Russell Burke
Russell Burke
Chief Financial Officer